IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

Wilshire 5000® Index Fund
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

Wilshire International Equity Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

each, a “Fund,” and together, the “Funds”

Supplement dated May 6, 2020 to
the Funds’ Statutory Prospectus, dated April 30, 2020

At its meeting on November 5, 2019, the Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) approved U.S. Bancorp Fund Services, LLC as the Company’s transfer agent and dividend disbursing agent, effective June 8, 2020.
Effective June 8, 2020, the Funds’ Prospectus is amended as follows.
Change in Transfer Agent to the Funds
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, has replaced DST Systems, Inc. as the Company’s transfer agent and dividend distribution agent. Accordingly, all references in the Prospectus to “DST Systems, Inc.” and “DST” are hereby deleted and replaced with references to “U.S. Bancorp Fund Services, LLC” or “U.S. Bank Global Fund Services,” and all references in the Prospectus to the “transfer agent” are deemed to be references to U.S. Bancorp Fund Services, LLC. The address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53202.
The following replaces the information under the sub-heading “How to Buy Portfolio Shares” under the heading “Shareholder Information” in the Prospectus:
You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share Certificates.

Minimum Investments
The minimum initial investments in a Portfolio are as follows:

•
Investment Class Shares. The minimum initial investment in each Style Portfolio, the International Fund, and the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.
We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.
Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-866-591-1568 or by downloading a copy from the Funds’ website. We may waive or change investment minimum requirements at any time.
You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee. Institutional Class Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
You also may purchase shares directly from us as follows:
(1)By Telephone. Investors may purchase additional shares of the Fund by calling 1-866-591-1568. If you elected this option on your account application, and your account has been open for at least 7 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Before executing an instruction received by telephone, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded, and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:
Wilshire Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
If you are mailing via overnight courier:
Wilshire Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Wire Payments. To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 1-866-591-1568 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA: 075000022
Credit:
U.S. Bank Global Fund Services
Account #: 112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)
The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan (Investment Class Shares only). Once your account has been opened you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 1-866-591-1568 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.
The following replaces the information under the sub-heading “How to Sell Portfolio Shares” under the heading “Shareholder Information” in the Prospectus:
You may sell your shares back to a Portfolio (known as redeeming shares) on any business day for most funds without a redemption fee. If shares of the International Fund are sold or exchanged within 60 days of their purchase, a redemption fee of 1.00% of the value of the shares sold or exchanged will be assessed. The International Fund will employ the “last in, first out” method to calculate the 60-day holding period. The redemption fee does not apply to (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares held through 401(k) or other retirement plans; (iii) redemptions and exchanges by other funds in the Wilshire Funds Complex (iv) redemptions and exchanges by financial intermediaries for which Wilshire creates portfolio models that include the International Fund; and (iv) investments through certain financial intermediaries.
The redemption fee is retained by the International Fund to help pay transaction and tax costs that long-term investors may bear when the International Fund incurs brokerage or other transaction expenses and/or realizes capital gains because of selling securities to meet investor redemptions. International Fund shareholders are subject to this 1.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment adviser. Currently, the International Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fee. Further, if International Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the International Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee. The International Fund reserves the right to modify or eliminate the redemption fee at any time provided that shareholders receive notice of any material change to the Fund’s redemption fee policy. Further, the Fund or the Adviser may waive the fee at their discretion if either deems the waiver appropriate under the circumstances.
Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.
You may redeem your shares in a Portfolio as follows:
(1)By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application. Call 1-866-591-1568 with your account number, the amount of redemption and instructions as to how you wish to receive your funds. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record on the business day after the redemption request is received in good order and prior to market close. Any request for redemption proceeds made within 30 calendar days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request. Your bank may charge you a fee.

•
Automated Clearing House (ACH) Redemption. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer. Proceeds will generally be sent on the next business day and may take 2 to 3 business days to be credited to your account.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
(2)By Mail. You may also redeem your shares by mailing a request to the address indicated below. The Fund(s) typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. While not expected, payment of redemption proceeds may take up to seven days. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days.
In addition, shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Regular Mail	Overnight Delivery
c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days; or

•	For all redemptions in excess of $50,000.
In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
The Funds reserve the right to waive any signature requirement at their discretion.
Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.
Redemption Proceeds. If you purchased your shares by check or electronic funds transfer through the ACH network, the Fund will not be able to send your redemption proceeds until the purchase amount has cleared. This may take up to 15 business days. This delay will not apply if you purchased your shares via wire payment.
Generally, all redemptions will be paid in cash. The Portfolios typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling Portfolio assets.

In addition to paying redemption proceeds in cash, the Portfolio reserves the right to make redemptions in-kind (by redeeming shares for securities rather than cash). Redemptions in-kind will be made only under extraordinary circumstances and if Wilshire and a Portfolio’s subadviser(s) deem it advisable for the benefit of all shareholders, such as a very large redemption that could affect Portfolio operations. A redemption in-kind will consist of securities equal in market value to the Portfolio shares being redeemed, using the same valuation procedures that the Portfolio uses to compute its NAV. Redemptions in-kind are subject to federal income tax in the same manner as redemptions paid in cash.
Under normal market conditions, redemption in-kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Portfolio’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Certain securities may be valued using estimated prices from one of the Company’s approved pricing agents.
You will bear the market risks associated with maintaining or selling the securities that are redeemed in-kind. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with the sale.
Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.
The following replaces the information under the sub-heading “Pricing of Shares” under the heading “Shareholder Information” in the Prospectus:
When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment in good order. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the exchange will be based upon the net asset value as determined as of the close of trading on the next day the exchange is open. We calculate the NAV per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.
A security listed or traded on a domestic exchange is valued at its last sales price or closing price if available on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the official NASDAQ closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded OTC (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an Officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.
The following replaces the information under the sub-heading “How to Exchange Portfolio Shares” under the heading “Shareholder Information” in the Prospectus:
You may exchange your shares in a Portfolio for shares in an identically registered account of the same class of another Portfolio. You also may exchange shares of one class for shares in an identically registered account of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Shares will be exchanged at their NAV next determined after the exchange request is received. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.
You may exchange shares through your financial adviser or broker or directly through the Company as follows:
(1)By Mail. You may make an exchange by writing to Wilshire Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signature of all owners exactly as registered on the account must be included on written requests.
(2)By Telephone. Call us at 1-866-591-1568 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone transactions on your Account Application.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.
You should read the prospectus of a Portfolio whose shares you are acquiring.
The following replaces the information under the sub-heading “Anti-Money Laundering Program” under the heading “Shareholder Information” in the Prospectus:
The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency. In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-591-1568 if you need additional assistance when completing your Application.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
The following sub-section is added immediately following the first paragraph under the sub-heading “Householding Policy” under the heading “Shareholder Information” in the Prospectus:
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-866-591-1568 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

The following replaces the information under the heading “Dividends and Distribution Information” in the Prospectus:
Each Portfolio, except the Income Fund, intends to pay any dividends and capital gains distributions at least once a year. The Income Fund intends to declare any dividends and distribute its net investment income on a quarterly basis. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing or by calling at least five days prior to the record date for a particular dividend or distribution. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Portfolio reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.
The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.
The following replaces the information under the heading “How to Obtain Reports” on the back cover of the Prospectus:
You can get free copies of annual and semi-annual reports, SAIs, and other Portfolio literature on the Portfolios’ website at https://advisor.wilshire.com/ProductsServices/MutualFunds.aspx. You may also request the annual and semi-annual reports, SAIs, Portfolio literature, and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:
Wilshire Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
or by calling toll free 1-866-591-1568
Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

Wilshire 5000® Index Fund
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

Wilshire International Equity Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

each, a “Fund,” and together, the “Funds”

Supplement dated May 6, 2020 to
the Funds’ Statement of Additional Information (“SAI”),
dated April 30, 2020

At its meeting on November 5, 2019, the Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) approved U.S. Bancorp Fund Services, LLC as the Company’s transfer agent and dividend disbursing agent, effective June 8, 2020.
Effective June 8, 2020, the Funds’ SAI is amended as follows.
Change in Transfer Agent to the Funds
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, has replaced DST Systems, Inc. as the Company’s transfer agent and dividend distribution agent. Accordingly, all references in the SAI to “DST Systems, Inc.” and “DST” are hereby deleted and replaced with references to “U.S. Bancorp Fund Services, LLC” or “U.S. Bank Global Fund Services,” and all references in the SAI to the “transfer agent” are deemed to be references to U.S. Bancorp Fund Services, LLC. The address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53202.
The following replaces last sentence of the second paragraph on the cover page of the SAI:
You can obtain free copies of the prospectus and annual and semi-annual reports by contacting us at: Wilshire Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-866-591-1568.

1

The following replaces the information under the sub-heading “Transfer Agent” under the heading “INVESTMENT ADVISORY AND OTHER SERVICES” in the SAI:
U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Company’s transfer agent and dividend disbursing agent.
The following replaces the information under the heading “PURCHASE OF PORTFOLIO SHARES” in the SAI:
The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.
Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.
There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.
In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact the Transfer Agent. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the 1933 Act or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the exchange of securities for shares of a Portfolio.
The following replaces the information under the heading “REDEMPTION OF PORTFOLIO SHARES” in the SAI:
The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”
Wire Redemption Privilege. By using this privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.
To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

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Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account. Certain redemption requests will require a signature guarantee by an eligible guarantor institution.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.
Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.
New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
The information under the heading “SHAREHOLDER SERVICES” in the SAI is deleted in its entirety.

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